Equity Method Investment, Net (Details) - Schedule of Unaudited Financial Information for these Equity Method Investees - Equity Method Investment, Nonconsolidated Investee or Group of Investees [Member] - CNY (¥)
¥ in Thousands
	6 Months Ended
	Jun. 30, 2024	Jun. 30, 2023	Dec. 31, 2023
Balance sheet data:
Current assets	¥ 444,360		¥ 522,025
Non-current assets	76,240		78,290
Total assets	520,600		600,315
Current liabilities	70,525		72,210
Total liabilities	70,525		72,210
Shareholders’ equity	450,075		528,105
Total liabilities and shareholders’ equity	520,600		¥ 600,315
Operating data:
Revenue		¥ 10
Operating loss	(12,192)	(1,062)
Net loss	¥ (11,930)	¥ (895)